SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report (date of earliest
                                event reported):
                                  June 1, 2001


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                      1-9466                            13-3216325
             (Commission File Number)        (IRS Employer Identification No.)

             3 World Financial Center
                New York, New York                         10285
              (Address of principal                     (Zip Code)
                executive offices)

                                 (212) 526-7000
              (Registrant's Telephone Number, Including Area Code)




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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                  The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 33-53651 as exhibits thereto and are filed as part of this Report.

Exhibit No.                Description


     4.01 Calculation Agency Agreement, dated as of June 1, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's 0.25% Notes Due June 1, 2008, Performance Linked to a Basket of Seven Technology Stocks.

     4.02 Global Security representing $12,950,000 aggregate principal amount of the Corporation's 0.25% Notes Due June 1, 2008, Performance Linked to a Basket of Seven Technology Stocks.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                LEHMAN BROTHERS HOLDINGS INC.



                                                By:      /s/ Oliver Budde
                                                         Oliver Budde
                                                         Vice President





Date:  June 1, 2001

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                                  EXHIBIT INDEX


Exhibit No.        Description


4.01 Calculation Agency Agreement, dated as of June 1, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's 0.25% Notes Due June 1, 2008, Performance Linked to a Basket of Seven Technology Stocks.

4.02 Global Security representing $12,950,000 aggregate principal amount of the Corporation's 0.25% Notes Due June 1, 2008, Performance Linked to a Basket of Seven Technology Stocks.